Exhibit 99.3

John Deere Owner Trust 2004

Servicer’s Certificate

$205,000,000	Class A-1 1.14% Asset Backed Notes due May 13, 2005
$186,000,000	Class A-2 1.68% Asset Backed Notes due November 15, 2006
$185,000,000	Class A-3 2.32% Asset Backed Notes due December 17, 2007
$158,280,000	Class A-4 3.02% Asset Backed Notes due March 15, 2011
$18,930,000	Class B 2.90% Asset Backed Notes due March 15, 2011
$3,778,476	Asset Backed Certificates

Payment Date:	15-Oct-04

(1) Servicing Fee:	$544,385.38
Servicing Fee earned:	$0.00
Servicing Fee paid:	$544,385.38
Servicing Fee shortfall:	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$18,294,190.72

(4) Noteholders’ Interest Distributable Amount applicable to A-1 Notes:	$104,312.52
Noteholders’ Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders’ Interest Distributable Amount applicable to A-2 Notes:	$260,400.00
Noteholders’ Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders’ Interest Distributable Amount applicable to A-3 Notes:	$357,666.67
Noteholders’ Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders’ Interest Distributable Amount applicable to A-4 Notes:	$398,338.00
Noteholders’ Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders’ Interest Distributable Amount applicable to B Notes:	$45,747.50
Noteholders’ Interest Carryover Shortfall applicable to B Notes:	$0.00

(9) Noteholders’ Interest Distributable Amount deposited into Note Distribution Account:	$1,166,464.69
Noteholders’ Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders’ Monthly Principal Distributable Amount:	$15,695,545.51
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders’ Principal Carryover Shortfall:	$0.00
A-1 Noteholders’ Principal Distributable Amount:	$15,695,545.51

(11) A-2 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders’ Principal Carryover Shortfall:	$0.00
A-2 Noteholders’ Principal Distributable Amount:	$0.00

(12) A-3 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders’ Principal Carryover Shortfall:	$0.00
A-3 Noteholders’ Principal Distributable Amount:	$0.00

(13) A-4 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders’ Principal Carryover Shortfall:	$0.00
A-4 Noteholders’ Principal Distributable Amount:	$0.00

(14) B Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders:	0.00%
B Noteholders’ Principal Carryover Shortfall:	$0.00
B Noteholders’ Principal Distributable Amount:	$0.00

(15) Noteholders’ Principal Distribution Amount deposited into Note Distribution Account:	$15,695,545.51
Noteholders’ Principal Carryover Shortfall:	$0.00

(16) Noteholders’ Distributable Amount:	$16,862,010.20

(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(18) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$0.00

(19) Certificateholders’ Interest Distributable Amount:	$0.00
Certificateholders’ Interest Carryover Shortfall:	$0.00

(20) Certificateholders’ Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders’ Principal Carryover Shortfall:	$0.00
Certificateholders’ Principal Distributable Amount:	$0.00

(21) Certificateholders’ Distributable Amount:	$0.00

(22) Deposit to Reserve Account (from excess collections):	$887,695.14

(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,247,299.00

(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$14,134,994.14

(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$887,695.14

(26) Note Value as of the end of the related Collection Period	$646,095,582.11

(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$637,160,672.57

(28) Number of Accounts at the end of the related Collection Period	21,389

(29) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$94,107,106.10
A-1 Note Pool Factor:	0.4590591

Outstanding Principal Balance of A-2 Notes:	$186,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$185,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$158,280,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of B Notes:	$18,930,000.00
B Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$3,778,476.00
Certificate Pool Factor:	1.0000000

(30) Aggregate Purchased Receivables for related Collection Period:	$0.00

(31) Reserve Account Balance after giving effect to all distributions:	$13,247,299.00

(32) Specified Reserve Account Balance (after all distributions and adjustments):	$13,247,299.00

(33) Aggregate amount of realized losses for the collection period	$12,834.31

(34) Aggregate amount of realized losses since 21-Apr-04	$25,043.71